Loss (earnings) Per Share	12 Months Ended
Jun. 28, 2020
Earnings Per Share [Abstract]
Loss Per Share	Loss) Earnings Per Share
The details of the computation of basic and diluted (loss) earnings per share are as follows:

	Fiscal Years Ended
(in millions of U.S. Dollars, except share data)	June 28, 2020	June 30, 2019	June 24, 2018
Net loss from continuing operations	$(197.6)	$(118.5)	$(74.9)

Net income (loss) from discontinued operations	7.0	(256.6)	(205.0)
Net income from discontinued operations attributable to noncontrolling interest	1.1	—	0.1
Net income (loss) from discontinued operations attributable to controlling interest	5.9	(256.6)	(205.1)

Weighted average number of common shares - basic and diluted (in thousands)	107,935	103,576	99,530

(Loss) earnings per share - basic and diluted:
Continuing operations	$(1.83)	$(1.14)	$(0.75)
Discontinued operations attributable to controlling interest	$0.05	$(2.48)	$(2.06)
Diluted net loss per share is the same as basic net loss per share for the periods presented due to potentially dilutive items being anti-dilutive given the Company's net loss from continuing operations.
For the fiscal years ended June 28, 2020, June 30, 2019 and June 24, 2018, 5.4 million, 9.0 million and 11.3 million of dilutive shares were excluded from the calculation of diluted loss per share because their effect would be anti-dilutive.
Future earnings per share of the Company are also subject to dilution from conversion of its convertible notes under certain conditions as described in Note 11, “Long-term Debt.”